UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2008 (August 4, 2008)
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Conference Presentation dated August 5, 2008
Ex-99.2 Press Release dated August 5, 2008

Item 7.01. Regulation FD Disclosure.
     Clinical Data, Inc. (the “Company”) is furnishing presentation materials, included as Exhibit 99.1 to this current report and incorporated herein by reference, which the Company presented at the 2008 BMO Capital Markets Focus on Healthcare Conference in New York, New York on August 5, 2008. The Company expressly disclaims any obligation to update this presentation and cautions that it is only accurate on the date it was presented. The inclusion of any data or statements in this presentation does not signify that the information is considered material.
Item 8.01. Other Events.
     On August 5, 2008, the Company issued a press release announcing that, through its wholly-owned subsidiary PGxHealth, LLC, it has entered into an Asset Purchase Agreement, dated as of August 4, 2008, whereby the Company and PGxHealth will acquire substantially all of the assets of Adenosine Therapeutics, L.L.C. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference. The other information required to be disclosed relative to this transaction will be filed in a separate Current Report on Form 8-K.
Caution Regarding Forward-Looking Statements.
     This filing and the documents that are incorporated by reference herein contain forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s estimates and assumptions and are subject to a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding the Company’s ability to successfully integrate the operations, business, technology and intellectual property obtained in acquisitions; the Company’s ability to obtain regulatory approval for, and successfully introduce new products; the Company’s ability to expand long-term business opportunities; the Company’s ability to maintain normal terms with customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “expects,” “hopes,” “targets” or similar expressions. For each of these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
     Forward-looking statements are not guarantees of performance. The future results of the Company could be affected by subsequent events and could differ materially from those expressed in the forward-looking statements. If future events and actual performance differ from the Company’s assumptions, the Company’s actual results could vary significantly from the performance projected in the forward-looking statements. Except for ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to disclose any revisions to any forward-looking statements or to report events or circumstances after the date of this filing.

     You should understand that the following factors could affect the future results of the Company, and could cause those results to differ materially from those expressed in the forward-looking statements:
•	whether Vilazodone will advance further in the clinical trials process and whether and when, if at all, Vilazodone will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications;

•	whether Vilazodone will be successfully marketed if approved;

•	the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety;

•	the Company’s ability to achieve the expected synergies and operating efficiencies from all of its acquisitions;

•	the strength of the Company’s intellectual property rights;

•	competition from pharmaceutical, biotechnology and diagnostics companies;

•	the development of and the Company’s ability to take advantage of the market for pharmacogenomic and biomarker products and services;

•	general economic downturns; and

•	other risks contained in the Company’s various SEC reports and filings, including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008, and the Company’s subsequent Current Reports on Form 8-K filed with the Securities and Exchange Commission.
     The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wishes to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1.     Conference Presentation dated August 5, 2008.
     We are furnishing Exhibit 99.1 to this Form 8-K in accordance with Item 7.01, Regulation FD Disclosure. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
99.2     Press Release dated August 5, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.

By:	/s/ Caesar J. Belbel

Caesar J. Belbel
Executive Vice President, Chief Legal
Officer and Secretary
DATE: August 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference Presentation dated August 5, 2008.
99.2	Press Release dated August 5, 2008.